Exhibit 99.1

HARNESSING THE POWER OF THE INNATE IMMUNE SYSTEM Targeting Innate Immune Dysfunction INMB INVESTOR PRESENTATION November 2021

FORWARD LOOKING STATEMENTS This presentation contains “forward - looking statements” Forward - looking statements reflect our current view about future events . When used in this presentation, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward - looking statements . Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook . Forward - looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions . Because forward – looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict . Our actual results may differ materially from those contemplated by the forward - looking statements . They are neither statements of historical fact nor guarantees of assurance of future performance . We caution you therefore against relying on any of these forward - looking statements . Important factors that could cause actual results to differ materially from those in the forward - looking statements include, without limitation, our ability to raise capital to fund continuing operations ; our ability to protect our intellectual property rights ; the impact of any infringement actions or other litigation brought against us ; competition from other providers and products ; our ability to develop and commercialize products and services ; changes in government regulation ; our ability to complete capital raising transactions ; and other factors relating to our industry, our operations and results of operations . There is no guarantee that any specific outcome will be achieved . Investment results are speculative and there is a risk of loss, potentially all loss of investments . Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We cannot guarantee future results, levels of activity, performance or achievements . Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results . 2 2

FOLLOW US

INVESTMENT HIGHLIGHTS

- **Patented therapies that repair dysfunction of the innate immune system** to combat immune diseases including; **Alzheimer's Disease, Cancer, Treatment Resistant Depression and other serious conditions**
- **Two unique platforms**

  1. **DN-TNF:** First selective TNF inhibitor targeting inflammation without demyelination or immunosuppression
     - Different from currently approved TNF inhibitors that are **contraindicated in most therapeutic markets due to immunosuppression and demyelination**
  2. **NK Cell Priming:** Off-the-shelf immunotherapy producing cancer killing ***memory like* NK cells** to eliminate residual disease - the cause of cancer relapse

- **Third-party validation**
  - Over 65 publications from multiple universities worldwide on both platforms with extensive *in vivo* data
  - More than $4M in grants from AA, ALS and NIH

Estimates from [1]GBI Research, [2]BCC Research, [3]MarketWatch, and [4]ResearchandMarkets.com.

INmuneBio
INNATE IMMUNITY

INMB
Nasdaq

PRICE(11/2/21)	S/O SHARES
~$19.00	~17.8 M
MARKET CAP	**CASH/DEBT (11/3/21)**
~$330 M	~$84M/$15M
52-WEEK RANGE	**AVG. VOLUME**
$7.46 - $30.37	~390,000
INSIDE OWNERSHIP	**COVERAGE**
~30%	BTIG/B. Riley/ Maxim

3

4 Pulmonary Disease Autoimmune Disease Metabolic Disease Neurological Disease Cardiovascular Disease Infectious Disease Innate immune system plays a critical and often overlooked role in host protection and normal function 50% of all deaths are attributable to inflammation - related diseases 1 1 Furman et al, Nat Med. 2019 T he human immune system undergoes aging - related changes, which progress to a state of immunosenescence and chronic inflammation. Chronic inflammation leads to age related diseases that are difficult to treat and the cause of significant morbidity and death Cancer Innate immune dysregulation Immunosenesence Chronic inflammation TARGETING INNATE IMMUNE SYSTEM DYSFUNCTION OUR STRATEGY

DEVELOPMENT

AN ACTIVE PIPELINE OF THERAPIES THAT TARGET THE INNATE IMMUNE RESPONSE


DN-TNF PLATFORM
DISEASE FIELD
PRE-CLINICAL
PHASE I
PHASE II (POC)
PIVOTAL
EST. NEXT MILESTONE
XPro™
Mild Alzheimer's Disease CNS
P2 Start Q4 2021
XPro™
MCI
P2 Start 1H 2022
XPro™
NIH
Treatment Resistant Depression
P2 Start 1H 2022
NK PRIMING PLATFORM
INKmune™
Myelodysplastic Syndrome ONCOLOGY
P1 Underway
INKmune™
Ovarian Cancer
P1 Start 1H 2022

INmuneBio
INNATE IMMUNITY

UPCOMING EVENTS

- P2 AD Start 4Q 2021
- P2 MCI Start 1H 2022
- P2 TRD Initiation 1H 2021
- P1 HR-MDS data Ongoing
- P1 Ovarian Start 1H 2022

PATENTS PENDING

DN-TNF PLATFORM
2024
Pegylated DN-TNF (licensed from Xencor)
2032
Methods for treatment of neurologic disease
2035
Use for treatment of cancer (issued in US)
2039

NK PRIMING PLATFORM
2035
Use for treatment of cancer
2039
INB16 composition-of-matter

5

▪ Visible programs AD, TRD, ALS ▪ “Out - of - Sight” PD, MS, FTD, LBD, TBI PTSD, autism, bi - polar disease Much, much, more…. ▪ Visible programs High risk MDS; Ovarian Cancer ▪ “Out - of - Sight” AML, MM, lymphoma RCC, Lung, prostate and breast cancer DN - TNF AND INKMUNE TIP OF THE ICEBERG 6

Treating Alzheimer’s Disease as an Immunologic Disease … not A Neurologic Disease for AD 7

for AD 8 BREAKING THE DESTRUCTIVE CYCLE OF NEUROINFLAMMATION DRIVEN BY GLIAL ACTIVATION Any Drug Therapy Must Stop Nerve Cell Death and Improve Synaptic Dysfunction OUR STRATEGY IN AD sTNF Amyloid plaques Neurofibrillary tangles Behavioral, Environmental and Genetic factors MICROGLIA Nerve Cell Death Synaptic Dysfunction Cognitive Decline

for AD 9 Adapted from Zhou et al. 2019 Anti - TNFs protect against AD & Dementia Rheumatoid Arthritis, ankylosing spondylitis, psoriatic arthritis, Inflammatory bowel disease, ulcerative colitis, Crohn’s disease Evidence for TNF in Alzheimer’s Disease RISK OF ALZHEIMER’S DISEASE IN MAN Risk of general population Adapted from Chou et al. 2016 8.5M claims

INmuneBio
XPro™
for AD

TOPLINE RESULTS FROM PHASE I AD TRIAL

XPro for AD: STATE OF THE ART

Highlights from on-going analysis of Phase I trial in patients with AD and biomarkers of neuroinflammation

Neuroinflammation. Reduction in CSF and imaging biomarkers of neuroinflammation
- ↓15% CSF Inflammation at 12 weeks (OLINK multiple cytokine panel)
- ↓45% MRI Neuroinflammation (free water) in AD white matter bundles at **12 months**

Neurodegeneration. Reduction in CSF neurodegeneration biomarkers at 12 weeks:
- ↓ NFL - 84%
- ↓ pTau217 - 46%
- ↓ pTau181 - 2%
- ↓ Vilip-1 - 91%

Neuro repair biomarkers. Improved biomarkers of axon integrity and neuron myelination over **12 months**
- ↑ 17% improvement in Apparent Fiber Density (axon integrity)
- ↑ 16% improvement in Radial Diffusivity (marker of remyelination)

Synaptic function. Improved biomarkers of synaptic function at 12 week (CSF proteome)
- ↑ Contactin 2 + 222%
- ↓ Neurogranin - 56%

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• CSF – XPro decreases neuroinflammation after 12 weeks of therapy • MRI – XPro decreases neuroinflammation after 12 months of therapy 1mg/kg group 11 XPro™ (1 Mg/Kg; N=6) Reduced Whole Brain Neuroinflammation (12 Weeks ) MRI WMFW ~5% decline for AD -50% -45% -40% -35% -30% -25% -20% -15% -10% -5% 0% Target 48 Cytokine panel XPRO DECREASES NEUROINFLAMMATION TARGET ENGAGEMENT FROM PHASE I TRIAL 0 3 6 9 12 15 18 21 24 -60 -50 -40 -30 -20 -10 0 10 20 30 Visit (months) F r e e - w a t e r i n A D b u n d l e s ( % c h a n g e ) XPro1595 1 mg/kg ADNI databaseN= 36 N = 6 N = 5 N = 5 N = 3

INmuneBio
XPro™
for AD

DOWNSTREAM EFFECTS OF TARGET ENGAGEMENT RESULTS FORM PHASE I TRAIL

BENEFITS OF REDUCING NEUROINFLAMATION

Significant Regulation of AD Relevant Neuroinflammatory, Neural Injury, and Synaptic Proteins



CSF Proteome

20 of 26 Targets Significant (P ≤ 0.0001)

proteome sciences

Pre-specified Analysis Using tmtCalibrator™

XPro™ DECREASES
Neuronal Injury

↓ 91% Visinin-like Protein 1

↓ 84% Neurofilament Light Chain

XPro™ IMPROVES
Synaptic Dysfunction

↑222% Contactin-2

↓56% Neurogranin

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13 for AD XPRO IMPROVES WHITE MATTER PATHOLOGY DOWNSTREAM BENEFITS OF TARGET ENGAGEMENT FROM PHASE I TRIAL • AFD – apparent fiber density is a measure of axonal integrity. • Increased AFD means more/better/healthier axons • RD – radial density is a measure of myelin. • Decreasing RD means remyelination 0 3 6 9 12 15 18 21 24 -10 -5 0 5 10 15 20 Visit (months) F i b e r D e n s i t y i n A D b u n d l e s ( % c h a n g e ) XPro1595 1 mg/kg ADNI databaseN= 36 N = 6 N = 5 N = 5 N = 3 12 month AFD improvement 1mg/kg 12 month RD improvement 1mg/kg for AD XPRO EFFECTS ON “TRADITIONAL” BIOMARKERS IN AD 14 0 3 6 9 12 360000 380000 400000 420000 440000 460000 Visit (months) T o t a l W h i t e M a t t e r v o l u m e ( m m 3 ) 0.1469 0 3 6 9 12 1150 1200 1250 1300 1350 1400 Visit (months) L e f t P a r a h i p p o c a m p a l v o l u m e ( m m 3 ) 0.2668 0 3 6 9 12 5000 5500 6000 6500 Visit (months) L e f t I n f e r i o r T e m p o r a l v o l u m e ( m m 3 ) 0.1226 0.0381 0.0839 White Matter volumetric analysis 0 3 6 9 12 600 700 800 900 1000 Visit (months) L e f t E n t o r h i n a l v o l u m e ( m m 3 ) 0.1084 0 3 6 9 12 360000 380000 400000 420000 440000 460000 Visit (months) T o t a l W h i t e M a t t e r v o l u m e ( m m 3 ) 0.1469 0 3 6 9 12 1150 1200 1250 1300 1350 1400 Visit (months) L e f t P a r a h i p p o c a m p a l v o l u m e ( m m 3 ) 0.2668 0 3 6 9 12 5000 5500 6000 6500 Visit (months) L e f t I n f e r i o r T e m p o r a l v o l u m e ( m m 3 ) 0.1226 0.0381 0.0839 White Matter volumetric analysis 0 3 6 9 12 600 700 800 900 1000 Visit (months) L e f t E n t o r h i n a l v o l u m e ( m m 3 ) 0.1084 RESULSTS FROM PHASE I TRIAL XPro decreases phospho Tau XPro increases brain volume p<0.0001 Temporal lobe: AD patients have decreased white matter volume vs healthy controls (HC)

INmuneBio
XPro™
for AD

SUMMARY – XPRO PHASE I TRIAL IN AD

✓ White matter microstructure degenerates with Alzheimer's Disease

✓ Neuroinflammation causes synaptic, axonal & myelin disruption/dysfunction

✓ XPro 1mg/kg once a week by subcutaneous injection is
- ✓Safe and well tolerated
- ✓Reduced neuroinflammation by 46% (FW)
- ✓Improves axonal quality by 17% (AFD)
- ✓Improves remyelination by 16% (RD)
- ✓Improves synaptic function and decreases neurodegeneration (CSF proteome)

Phase I trial successfully reached all goals:
- Safety in target population
- Dose for Phase II – 1 mg/kg
- Confirmed target engagement (↓neuroinflammation) and showed downstream benefits (↓neurodegeneration, ↑synaptic function, remyelination) of XPro therapy
- Informed size, duration and design of Phase II trial

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INmuneBio
XPro™
for AD

PHASE 2 BLINDED, RANDOMIZED, PLACEBO-CONTROLLED IN MILD AD WITH BIOMARKERS OF INFLAMMATION

INCLUSION

- **200 patients**
  2:1 randomization (134 XPro™ patients vs 66 placebo patients)
- **1mg/kg XPro™ once a week for 6 months or placebo**
- **Inclusion criteria**
  Mild AD - CDR global: 0.5 or 1
  MMSE>21
  Two or more biomarkers of inflammation
    - CRP>1.5 mg/L
    - ESR>10 sec
    - HgbA1c>6%
    - ApoE4 positive

END-POINTS

- **Primary: EMACC***
  Internatonal Shopping List Test- Immediate recall
  Digit Span Forward and Backward
  Category fluency Test (2 categories)
  Letter fluency Test (3 letters)
  Trail making Test Part A & B
  Digit Symbol Coding Test
- **Secondary:**
  Goal Attainment Scale (GAS)
  ADCS-ADL
  ADAS-Cog13
  CDR-SB
  E-Cog
  NPI
  MRI: AFD, WMFW, CDM
  Blood inflammatory and neurodegeneration biomarkers

Early/mild Alzheimer's Cognitive Composite (EMACC)*: *Hassenstab, 2017*

16

INmuneBio
XPro™
for AD

PHASE 2 BLINDED, RANDOMIZED, PLACEBO-CONTROLLED IN MCI AD WITH BIOMARKER OF INFLAMMATION

INCLUSION

- **90 patients**
  1:1:1 randomization - 30 patients per group
- **Placebo,1mg/kg pr 2mg/kg XPro™ once a week for 3 months**
- **Inclusion criteria**

MCI of probable AD

CDR global rating of 0.5

E-Cog memory items mean >1.5

At least one APOE4 allele

Amyloid positive

Patients that complete the study can enroll in a 12-month open label extension

END-POINTS

- **Primary: EMACC***
  Internatonal Shopping List Test- Immediate recall
  Digit Span Forward and Backward
  Category fluency Test (2 categories)
  Letter fluency Test (3 letters)
  Trail making Test Part A & B
  Digit Symbol Coding Test
- **Secondary:**
  Cogstate Battery
  CDR
  NPI
  ADCS-ADL-MCI
  MRI (WMFW, AFD, RDt)
  CSF and blood biomarkers (neuroinflammation & neurodegeneration)
  EEG
  Voice and Speech patterns

Early/mild Alzheimer's Cognitive Composite (EMACC)*: *Hassenstab, 2017*

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INmuneBio
XPro™
for AD

SELECTIVE TNF INHIBITOR OF SOLUBLE TNF

Not Competing with Currently Approved TNF Inhibitors or Biosimilars

DN-TNF Neutralizes ONLY sTNF and Leaves tmTNF and TNF Receptors Free to Function whereas existing TNF inhibitors block tmTNF


"BAD" sTNF with DN-TNF does not bind to receptors
Only "GOOD" tmTNF continues to bind to TNFR1 and TNFR2
TNFR1
TNFR2
Internalization

The Benefits of INMB's Selective vs. Non-Selective sTNF Inhibition

XPro™

	NON-Selective	Selective DN TNF
Decreases inflammation	Y	**Y**
Increased risk of infection	Y	**N**
Increased risk of cancer	Y	**N**
Causes demyelination	Y	**N**
Neuroprotective	N	**Y**
Enhances neuroplasticity	N	**Y**

Adapted from MacEwan et al 2002

18

see Steed et al., Science , 301, 2003 Soluble TNF Function Eliminated No inflammatory signaling for AD 19 Nonglycosylated Protein Expressed in E. Coli DN - TNF Can Not Neutralize tmTNF receptors not blocked so tmTNF biology preserved HOW XPro™ NEUTRALIZES sTNF And importantly leaves tmTNF and TNF receptors alone. sTNF and tmTMF Do Very Different Things…

EXACERBATED DEMYELINATION REMYELINATION ETANERCEPT Anti - inflammatory AND immunosuppressive DN - TNF Anti - inflammatory NOT immunosuppressive CUPRIZONE Model of Multiple Sclerosis NORMAL Cuprizone model of demyelination in mice: Prober 2017 https://inmunebio.com/index.php/en/science/xpro1595/references XPro™ PROMOTES REMYELINATION for AD 20 APPROVED TNF INHIBITORS SHOULD NOT BE USED IN CNS Demyelination Is An Off - Target Safety Side Effect of Currently Approved TNF Therapie s

Off - the - Shelf NK Therapy Producing memory like NK cells from Patient’s Own NK cells in Their Circulation (ie: in vivo) for Oncology 21

22 INKmune: STATE OF THE ART On - going P hase I enrolling high - risk MDS patients in open label dose escalation trial INKmune for treatment of cancer Preclinical data. INKmune primes patients own NK cells Active against hematologic and solid tumors Functional in immunosuppressive hypoxic environment similar to TME Produces memory - like NK cells in vitro Clinical data: single patient treated at lowest dose in high - risk MDS trial NFl Safe and well tolerated Produces memory - like NK cells in vivo Increase NK cell proliferation and persistence beyond 29 days Increased killing of tumor in vitro by patient’s NK cells Clinical and Logistical advantages: Off - the - shelf product does not require cytokines or patient conditioning Easy manufacturing process from well characterized master cell bank in Oncology

A MULTI - DIMENSIONAL “PSEUDOKINE” Moa #2 – InkMUNE ™ Differentiates Resting NK to “Memory - Like” NK Cells Cytokine cocktail (IL - 12/15/18) drives resting NK to memory - like NK (SciTranslMed 2016; Romee,Fenheger, et al) r N K ( d a y 0 ) T p N K 0 5000 10000 15000 NKG2C M e F I r N K ( d a y 0 ) T p N K 0 10000 20000 30000 40000 NKG2D M e F I r N K ( d a y 0 ) T p N K 0 10000 20000 30000 NKG2A M e F I r N K ( d a y 0 ) T p N K 0 20000 40000 60000 80000 CD94 M e F I r N K ( d a y 0 ) T p N K 0 5000 10000 15000 20000 CD16 M e F I Inkmune Generates Memory - like NK Cells with a Single Pseudokine Cytokine Induced Memory Like (CIML) NK cells and INKmune primed NK (TpNK) cells phenotypically identical Advantages of memory - like NK cells: ↑cytotoxicity, ↑persistence, ↑proliferation, active against solid tumors 23 in Oncology

24 in Oncology INKmune First in Human Trial – MDS/AML Day 73 data - First Patient treated with INKmune IV (subject #3) INKmune activates tumor killing NK cells INKmune induces memory - like NK cells with enhanced lysis of NK - sensitive (K562) and NK - resistant (RAJI) cells S c r e e n D a y 1 p r e D 8 D 1 5 D 2 9 D 4 3 D 7 3 0 50 100 150 % A c t i v a t e d ( C D 6 9 + ) NKG2D+ NKcells D15 D43 D73 D15 D43 D73 0 20 40 60 80 100 In vitroTumor Killing assay % s p e c i f i c l y s i s PB NK+K562 PB NK+Raji INKmune treatment at 73 days • production to tumor killing memory like NK cells • Proliferation • Persistence activated NK cells in blood

0 200 400 600 800 1000 0 20 40 60 80 100 SK-OV-3 (n=3) 5 min rForce (pN) % N K C e l l s B o u n d resting NK TpNK NK IL-2 NK-IL-15 Avidity of tumor cell binding by resting and primed NK cells 25 A MULTI - DIMENSIONAL “ PSEUDOKINE ” MoA #1 – INKmune™ Increases Avidity of NK Cell Binding to Tumor Cells ▪ TpNK lyse NK - resistant ovarian cancer cells ▪ IL15 primed NK NK - resistant ovarian cancer cells ▪ IL2 primed NK DO NOT lyse NK - resistant ovarian cancer cells in Oncology • AVIDITY is a measure of how firmly an NK cell gets attached to a tumor cell target • The greater the AVIDITY the better the killing • AVIDITY can be measured • INKmune forms greater AVIDITY than cytokines • Greater AVIDITY should translate into greater tumor killing

DESIGN Open - label dose escalation study of intravenous INKmune enrolling 9 patients INCLUSION Patients with MDS with excess blasts ENDPOINTS Primary: Evaluate the safety and tolerability of INKmune when given intravenously INKMUNE™ PHASE 1 STUDY Phase I Trial in High - Risk MDS in Oncology 26 FIRST IN HUMAN TRIAL OF INKMUNE™ Measure primed NK cells and function Assess pharmacodynamics GOAL Evaluate Safety and Tolerability of INKmune™ in High - Risk MDS Secondary: Assess the change in [or effect upon] number and percentage of blasts in peripheral blood and bone marrow Assess the overall response rate in subjects administered INKmune™ using WHO criteria Assess the duration of response

INKROC ™ PHASE 1 STUDY Phase I Trial in Relapsed Platinum - resistant/refractory/intolerant ovarian cancer in Oncology 27 Open label Phase I/II Single Dose INKmune IP (n=6 subjects) Enrolment timetable (max enrolment rate) 1 28 56 63 77 91 Subject 1 Enrolment Subject 2 Enrolment Subject 3 Enrolment DSMB Subject 4 Enrolment Subject 5 Enrolment Subject 6 Enrolment Maintenance follow - up 246 Day Subject specific timetable Screening - 14 Enrolment - 7 Infusion 1 5x10 8 1 Infusion 2 5x10 8 8 Infusion 3 5x10 8 15 Biomarkers Biomarkers Biomarkers Biomarkers Maintenance 1 5x10 8 43 Biomarkers Maintenance 2, 3, 4, 5 5x10 8 Monthly x4 ………… Biomarkers Day Endpoints – Primary = SAFETY Secondary = PFS / ORR Exploratory = Pharmacodynamics / Immune response biomarkers / changes in residual tumor with time

THE VARIABLES ▪ Cytokines - single or multiple as a therapeutic or as part of cell therapy ▪ NK cell source – autologous, allogeneic, iPSC, cord blood ▪ Genetically engineered – CAR or cytokine ▪ Off - the - Shelf or patient specific manufacturing ▪ A unique, stable cell line, not an NK cell ▪ >180 unique genes induced in resting NK cells ▪ ↑ NK survival = persistence ▪ ↑ NK proliferation and ↑ NK cytokine secretion = more cancer killing cells ▪ ↑ avidity = increased NK killing ▪ Patients’ NK cells differentiate into TIML* NK cells phenotype = enhanced lytic function compared to CIML* NK cell ▪ Functional against solid and liquid tumors Operation/Logistic advantages ▪ Off - the - Shelf; No need for a donor ▪ No need for cytokines administration ▪ No need for cryogenic shipping or storage * TIML=Tumor Induced Memory Like * CIML= Cytokine Induced Memory Like 28 in Oncology NK COMPETITIVE LANDSCAPE 18 Programs and Counting…

Targeting Neuroinflammation for TREATMENT RESISTANT DEPRESSION (TRD) for TRD 29

The Subset of People Who Have Failed At Least Two Anti Depressants 1 out of 3 MDD patients or 33% of the estimated 7M patients Economic toll: $64B/year Higher comorbidity Chronic course of MDD TNF biology in TRD POC studies with anti - TNF blood CRP predicts response Symptoms affected anhedonia, psychomotor retardation, fatigue, cognition ▪ Drug development in psychiatry is a “one size fits all” approach ▪ 200+ ways to be diagnosed with depression ▪ There are 200+ symptom combinations that will lead to a depression diagnosis ▪ No Biomarkers ▪ High placebo response ▪ Drug development failure rate in psychiatry ▪ in Phase II: 35% in Phase III: 65% ▪ Effectiveness of approved drugs ▪ 50% do not achieve remission ▪ 33% have no response (treatment resistant) 30 for TRD TREATMENT RESISTANT DEPRESSION (TRD) FRUSTRATIONS OF PSYCHIATRIC DRUG DEVELOPMENT

▪ 20 million adults have major depressive disorder (MDD) per year ▪ One third (~7 million patients) have Treatment Resistant Depression (TRD) 1 ▪ Cost of TRD is nearly $64 billion 2 Haroon et al., Psychoneuroendocrinology, 2018. Plasma TNF levels are increased in TRD patients THE PROBLEM MDD, TRD And Inflammation ▪ One third (~7 million patients) have Treatment Resistant Depression (TRD) 1 ▪ 2.3 M of the 7 M patients have elevated levels of inflammation 31 for TRD TRD IS DRIVEN BY INFLAMMATION

Treatment Response (≥50 reduction in HAM - D - 17 at any point during treatment) Miller 2011 Anti - tnf Treatment Reduces Depressive Symptoms In Patients With Elevated Biomarkers of Inflammation Inflammation - associated deficits in reward circuitry mediate the relationship between CRP and anhedonia in patients with depression 32 for TRD TNF PREDICTS TRD Anti - TNF Therapy Improves Depression in Patients With Elevated Inflammatory Biomarkers

INmuneBio
XPro™
for TRD

PHASE 2 TRD TRIAL

Supported by Small Business Innovation Research (SBIR) grant from the National Institutes of Health

DESIGN

Six-week double blind placebo-controlled study of Xpro™
45 patients in Xpro™ at 1 mg/kg
45 patients in placebo control group
Biomarkers of inflammation at 0, 2, 6 weeks

INCLUSION

Failed 2 courses of antidepressants
C-reactive protein (CRP) levels >3 mg/L
Anhedonia

ENDPOINTS

Primary: Improve functional connectivity and reduce biomarkers of inflammation
Secondary: Improve clinical measures of motivation

BIOMARKERS OF INFLAMMATION


MRI
WMFW as measure of neuroinflammation
BLOOD
Inflammation
(Roche NeuroTool kit)
fMRI
Functional connectivity between motivation and reward centers in brain
BEHAVIORAL
Motivation
Clinical scales

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CONTACT US HARNESSING THE POWER OF THE INNATE IMMUNE SYSTEM INMB INmune Bio Inc. 980 N. Federal Hwy, Suite 110 Boca Raton, FL 33432 (858) 964 - 3720 www.inmunebio.com 34